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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)    JULY 3, 2002
                                                    --------------------------

                              EQUUS II INCORPORATED
             (Exact name of registrant as specified in its charter)

                                      DELAWARE
                 (State or other jurisdiction of incorporation)

              0-19509                                       76-0345915
      (Commission File Number)               (IRS Employer Identification No.)

        2929 ALLEN PARKWAY, SUITE 2500,HOUSTON, TEXAS              77019
          (Address of principal executive offices)              (Zip Code)

    Registrant's telephone number, including area code     (713) 529-0900


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On July 3, 2002,Arthur Andersen LLP ("Andersen"), who were previously engaged as the independent accountant to audit the financial statements of Equus II Incorporated (the "Fund") submitted, and the Fund accepted, its resignation as independent accountant for the Fund.

     Andersen's report on the Fund's financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle. During the Fund's two most recent fiscal years and subsequent interim period preceding the resignation of Andersen, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Andersen would have caused them to make a reference to the subject matter of the disagreement(s) in connection with their report. During the Fund's two most recent fiscal years and subsequent interim period preceding the resignation of Andersen, there have been no reportable events [as defined in Regulation S-K Item 304(a)(1)(v)]. The Fund has authorized Andersen to respond fully to any inquiries by PricewaterhouseCoopers LLP ("PwC").

      The Fund furnished Andersen with a copy of the above statements and requested that Andersen furnish it a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements in accordance with Regulation S-K, Item 304(a)(3). Andersen has advised the Fund that the SEC has advised Andersen that because of Andersen's current status it cannot furnish the requested letter.

      On July 5, 2002, pursuant to the authority and approval of the Fund's board of directors, and upon the recommendation of its audit committee, PwC was selected as the Fund's independent accountants to audit the financial statements of the Fund for fiscal 2002. During the two most recent fiscal years and through the subsequent interim period preceding the resignation of Andersen, the Fund has not consulted with PwC regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, and either a written report was provided to the Fund or oral advice was provided that PwC concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement [as defined in Item 304(a)(1)(iv) and the related instructions to Item 304] or a reportable event [as described in Regulation S-K, Item 304(a)(1)(v)].

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      a.    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Not Applicable.

      b.    PRO FORMA FINANCIAL INFORMATION

            Not Applicable.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EQUUS II INCORPORATED


                                    By: /s/ Nolan Lehmann
                                        --------------------------------------
                                            Nolan Lehmann,
                                            President

Date: July 10, 2002



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